AMENDMENT NO. ONE TO THE
                  LOAN AND SECURITY AGREEMENT
                    ACTION INDUSTRIES, INC.


     This Amendment No. One To The Loan And Security Agreement (the "Amendment") is entered into as of the 27th day of May, 1994, by and between ACTION INDUSTRIES, INC., a Pennsylvania corporation ("Borrower"), whose chief executive office is located at 460 Nixon Road, Cheswick, Pennsylvania 15024 and FOOTHILL CAPITAL
CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                             FACTS

     FACT ONE: Foothill and Borrower have previously entered into that certain Loan And Security Agreement, dated January 20, 1994
(the "Agreement").

     FACT TWO: Foothill and Borrower desires to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1. Paragraph (g) under the Definition of "Eligible Accounts" shall be amended in its entirety to read as follows: "(g) Accounts with respect to an Account Debtor whose total obligations owing to Borrower exceed the higher of:

          (a) ten percent (10%) (or in the case of Walmart, twenty percent (20%) and in the case of each of American Drug Stores, Consolidated Stores, Family Dollar, Lucky Stores, Phar-Mor, Revco Drug Stores and Supermarket Services (A&P), fifteen percent (15%)) of all Eligible Accounts, to the extent of the obligations owing by such account Debtor in excess of such percentage or

          (b) a dollar amount equal to the level of credit insurance acceptable to Foothill obtained by Borrower for a Debtor, to the extent that said Debtors (I) maintain a D&B rating of 3A2 or better, where such ratings are available, (ii) concentration be limited to policy limit of credit insurance, less any deductible,
(iii) no single Debtor exceed 45% of Eligible Accounts, and (iv) no grouping of six Debtors can comprise more than 90% of total Eligible Accounts;"

     2. Borrower shall pay to Foothill a facility fee in the amount of $5,000.00 as of May 20, 1994. This facility fee has been earned at the time of payment and shall be non-refundable.

     3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this
Amendment as of the day and year first written above.


FOOTHILL CAPITAL CORPORATION       ACTION INDUSTRIES, INC.

By: LISA M. GONZALES               By: KENNETH L. CAMPBELL
Its: Assistant Vice President      Its: Senior Vice President

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By its acceptance below this ___ day of May, 1994, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January
20, 1994 and consents to the above-stated terms.


                                   ACTION INVESTMENT COMPANY,
                                   a Delaware corporation

                                   By: KENNETH L. CAMPBELL
                                   Its: Treasurer

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By its acceptance below this ___ day of May, 1994, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January
20, 1994 and consents to the above-stated terms.


                                   KENSINGTON LAMP COMPANY,
                                   a Pennsylvania corporation

                                   By: KENNETH L. CAMPBELL
                                   Its: Treasurer

_________________________________________________________________


                    AMENDMENT NO. TWO TO THE
                  LOAN AND SECURITY AGREEMENT
                    ACTION INDUSTRIES, INC.


     This Amendment Number Two to Loan and Security Agreement
("Amendment") is entered into as of November 11, 1994, between FOOTHILL CAPITAL CORPORATION ("Foothill") and ACTION INDUSTRIES,
INC. ("Borrower").

     FACT ONE: Foothill and Borrower entered into that certain Loan and Security Agreement as of January 20, 1994, as amended on May
27, 1994 (the "Agreement").

     FACT TWO: Borrower and Foothill desire to further amend the Agreement as provided herein.

     NOW, THEREFORE, Foothill and Borrower hereby amend the Agreement as follows:

     1. Section 1.1 of the Agreement is amended to add the following definitions:

          "Agency Business" means transactions in which Borrower serves as an agent for certain of its customers in the purchasing of merchandise for which Borrower will only be paid a commission.

     2. Section 2.1 of the Agreement is hereby amended by adding the following subsection (e):

               (e) In addition to revolving advances pursuant to
               Section 2.1(a) and the issuance of L/Cs or L/C Guarantees pursuant to Section 2.2, Foothill agrees to issue additional commercial L/Cs for the account of Borrower or L/C Guarantees arising out of Borrower's Agency Business in an aggregate amount outstanding at any one time of not more than Five Million Dollars ($5,000,000). Such L/Cs shall be issued to suppliers of merchandise for customers of Borrower's Agency Business. Foothill will only issue such L/Cs or L/C Guarantees to the extent that Borrower has a firm purchase order from an Agency Business customer for merchandise which purchase order is secured by a commercial letter of credit in form and substance satisfactory to Foothill, issued by a financial institution satisfactory to Foothill, and payable to Foothill or an account controlled by Foothill. Foothill's L/C or L/C Guaranty shall not exceed ninety five percent (95%) of the amount of each customer order for the Agency Business.

     3. As to Agency Business, the fees set forth in Section 2.2(d) of the Agreement shall be three and one-half per cent (3.5%) per annum times the average daily balance of undrawn L/Cs and L/C Guarantees arising out of the Agency Business that were outstanding during the immediately preceding month.

     4. Commencing as of November 1, 1994, the servicing fee provided in Section 2.8(e) of the Agreement shall be increased to $3,500 per month. In addition, Borrower is concurrently herewith paying to Foothill a loan modification fee in the amount of $5,000.

     5. In the event of a conflict between the terms and provisions of this Amendment and the terms and provision of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement shall remain in full force and effect.

     6. All initially capitalized terms used in this Agreement shall have the meanings given to them in the Agreement unless specifically defined herein.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this
Amendment as of the date first set forth above.

                              FOOTHILL CAPITAL CORPORATION

                              By:  STEVE COLE
                              Title: Assistant Vice President

                              ACTION INDUSTRIES, INC.

                              By: KENNETH L. CAMPBELL
                              Title: Senior Vice President

     Each of the undersigned has executed a Continuing Guaranty in favor of Foothill Capital Corporation ("Foothill") respecting the obligations of Action Industries, Inc. ("Borrower") owing to Foothill. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                              ACTION INVESTMENT COMPANY

                              By: KENNETH L. CAMPBELL
                              Title: Treasurer

                              KENSINGTON LAMP COMPANY

                              By: KENNETH L. CAMPBELL
                              Title: Treasurer

__________________________________________________________________


                   AMENDMENT NO. THREE TO THE
                  LOAN AND SECURITY AGREEMENT
                    ACTION INDUSTRIES, INC.


     This Amendment No. Three To The Loan and Security Agreement ("Amendment") is entered into as of the 9th day of December, 1994, by and between ACTION INDUSTRIES, INC., a Pennsylvania corporation ("Borrower"), whose chief executive office is located at 460 Nixon Road, Cheswick, Pennsylvania 15024 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 20025-3333, in light of the following facts:

                             FACTS

     FACT ONE: Foothill and Borrower have previously entered into that certain Loan and Security Agreement, dated January 20, 1994,
(as amended and supplemented, the "Agreement").

     FACT TWO: Foothill and Borrower desires to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1. Section 2.1(a)(ii) of the Agreement is hereby amended in its entirety to read as follows: "(ii) an amount equal to the lowest of : (x) fifty-five percent (55%) of the amount of Eligible Inventory, (y) two hundred percent (200%) of credit availability created by Section 2.1(a)(I) above, if the Borrowing Base is being determined from October through December and June through August, or one hundred fifty percent (150%) of such amount, if the determination is made at any other time, and (z) Ten Million Dollars."

     2. Borrower shall pay to Foothill a fee of $5,000. Said fee shall be fully-earned, non-refundable, and due and payable on the date of signing and delivery of this Amendment by Borrower to Foothill.

     3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this
Amendment as of the day and year first written above.

FOOTHILL CAPITAL CORPORATION       ACTION INDUSTRIES, INC.

By: LISA M. GONZALES               By: KENNETH L. CAMPBELL
Its: Assistant Vice President      Its: Senior Vice President

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By its acceptance below this ___ day of December, 1994, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January 20, 1994 and consents to the above-stated terms.


                                   ACTION INVESTMENT COMPANY,
                                   a Delaware corporation

                                   By: KENNETH L. CAMPBELL
                                   Its: Treasurer

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By its acceptance below this ___ day of December, 1994, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January 20, 1994 and consents to the above-stated terms.


                                   KENSINGTON LAMP COMPANY,
                                   a Pennsylvania corporation

                                   By: KENNETH L. CAMPBELL
                                   Its: Treasurer

_________________________________________________________________


                   AMENDMENT NO. FOUR TO THE
                  LOAN AND SECURITY AGREEMENT
                    ACTION INDUSTRIES, INC.


     This Amendment No. Four To The Loan and Security Agreement ("Amendment") is entered into as of the 11th day of May, 1995, by and between ACTION INDUSTRIES, INC., a Pennsylvania corporation ("Borrower"), whose chief executive office is located at 460 Nixon Road, Cheswick, Pennsylvania 15024 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 20025-3333, in light of the following facts:

                             FACTS

     FACT ONE: Foothill and Borrower have previously entered into that certain Loan and Security Agreement, dated January 20, 1994,
(as amended and supplemented, the "Agreement").

     FACT TWO: Foothill and Borrower desires to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

     NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

     1. Section 2.1(a)(ii) of the Agreement is hereby amended in its entirety to read as follows: "(ii) an amount equal to the lowest of: (x) fifty-five percent (55%) of the amount of Eligible Inventory, (y) three hundred percent (300%) of the amount of credit availability created by Section 2.1(a)(i) above, and an additional $1,700,000, if the Borrowing Base is being determined from April 26, 1995 through July 31, 1995; two hundred percent (200%) of such amounts if the Borrowing Base is being determined from August 1, 1995 through December 31, 1995; on January 1, 1996, the availability shall revert to two hundred percent (200%), if the Borrowing Base is being determined from October through December and June through August, or one hundred fifty percent (150%) of such amount, if the determination is made at any other time, and
(z) Ten Million Dollars."

     2. Section 2.5(a) of the Agreement is hereby amended in its entirety to read as follows: "Interest Rate. All obligations, except for undrawn L/Cs and L/C Guarantees, shall bear interest, on the average Daily Balance, at a rate per annum equal to three and one half (3.5) percentage points above the Reference Rate.

     3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower and Foothill have executed this
Amendment as of the day and year first written above.

FOOTHILL CAPITAL CORPORATION       ACTION INDUSTRIES, INC.

By: STEVEN COLE                    By: KENNETH L. CAMPBELL
Its: Vice President                Its: Senior Vice President

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By its acceptance below this ___ day of May, 1995, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January
20, 1994 and consents to the above-stated terms.


                                   ACTION INVESTMENT COMPANY,
                                   a Delaware corporation

                                   By: KENNETH L. CAMPBELL
                                   Its: Treasurer

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By its acceptance below this ___ day of May, 1995, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated January
20, 1994 and consents to the above-stated terms.


                                   KENSINGTON LAMP COMPANY,
                                   a Pennsylvania corporation

                                   By: KENNETH L. CAMPBELL
                                   Its: Treasurer